UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 28, 2016
QuickLogic Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-22671	77-0188504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1277 Orleans Drive, Sunnyvale, CA		94089-1138
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (408) 990-4000
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders
The 2016 Annual Meeting of Stockholders of QuickLogic Corporation was held on Thursday, April 28, 2016. The following matters were voted upon at the meeting:

(i)	The following nominees were elected to hold office as Class II directors until the date on which the Annual Meeting of Stockholders is held in 2019:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Arturo Krueger	17,537,588	168,059	33,140,507
Gary H. Tauss	17,539,953	165,694	33,140,507

(ii)	The ratification of BDO USA, LLP as the independent registered public accounting firm of QuickLogic Corporation for the fiscal year ending January 1, 2017.

Votes For	50,606,036
Votes Against	79,887
Abstentions	160,231

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2016	QuickLogic Corporation

/s/ Suping (Sue) Cheung
Suping (Sue) Cheung
Principal Accounting Officer and Corporate Controller

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